UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020
Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share*	BASX*	The OTCQX Best Market*

* Until December 2, 2019, Basic Energy Services, Inc.’s common stock traded on the New York Stock Exchange under the symbol “BAS”. On December 3, 2019, Basic Energy Service, Inc.’s common stock began trading on the OTCQX® Best Market tier of the OTC Markets Group Inc. Deregistration under Section 12(b) of the Act became effective on March 16, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 11, 2020, Basic Energy Services, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”), reporting, among other things, that (i) each of Timothy H. Day and Samuel E. Langford resigned from the Board of Directors of the Company (the “Board”) and (ii) each of Lawrence First, Derek Jeong and Ross Solomon were appointed to the Board, effective March 9, 2020. Committee assignments for Messrs. First, Jeong and Solomon were not determined as of the filing of the Original 8-K. This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original 8-K to include the below information regarding appointments of such directors to committees of the Board. No other modifications to the Original 8-K are being made by this Amendment. This Amendment should be read in connection with the Original 8-K.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 24, 2020, (i) Lawrence First was appointed to serve on the Compensation Committee of the Board (the “Compensation Committee”); (ii) Ross Solomon was appointed to serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”); and (iii) Derek Jeong was appointed to serve on the Compensation Committee and the Nominating and Corporate Governance Committee.

Each of Messrs. First, Jeong and Solomon will receive the standard compensation received by the Company’s current non-employee directors, consisting of an annual fee of $85,000, which will be prorated for 2020, and a time-based cash award in the amount of $100,000, set to vest on March 24, 2021. Each of Messrs. First, Jeong and Solomon is affiliated with Ascribe Capital LLC (“Ascribe”) and has an understanding with Ascribe pursuant to which such director will assign any compensation received as a director to Ascribe. In addition, each of the Company’s non-employee directors is eligible to receive equity-based awards under the Basic Energy Services, Inc. Non-Employee Director Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: March 30, 2020	By:	/s/ David S. Schorlemer
	Name:	David S. Schorlemer
	Title:	Senior Vice President, Chief Financial Officer,
Treasurer and Secretary (Principal Financial
Officer and Principal Accounting Officer)